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Exhibit 23.4

Consent of Independent Registered Public Accounting Firm

        We consent to the use in this Registration Statement on Form S-4 filed by Central Valley Community Bancorp of our report dated March 1, 2011 on the 2010 and 2009 financial statements of Visalia Community Bank and to the reference to us under the heading "Experts" in this Registration Statement.

/s/ PERRY-SMITH LLP

Sacramento, California
March 14, 2013

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  Exhibit 23.4
Consent of Independent Registered Public Accounting Firm